                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: ROUGE INDUSTRIES, INC., ET AL                 CASE NO.:        03-13272
       DEBTORS                               REPORTING PERIOD:    February, 2005

                            MONTHLY OPERATING REPORT
  FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER
                                  END OF MONTH

Submit copy of report to any official committee appointed in the case.

                                                                                            DOCUMENT   EXPLANATION
REQUIRED DOCUMENTS                                                             FORM NO.     ATTACHED     ATTACHED
Schedule of Cash Receipts and Disbursements                                      MOR-1         X            X
   Bank Reconciliation (or copies of debtor's bank reconciliations)         MOR-1 (CONT.)      X
   Copies of bank statements                                                                   X            X
   Cash disbursements journals
Statement of Operations                                                          MOR-2                      X
Balance Sheet                                                                    MOR-3         X
Status of Postpetition Taxes                                                     MOR-4                      X
   Copies of IRS Form 6123 or payment receipt
   Copies of tax returns filed
   during reporting period
Summary of Unpaid Postpetition Debts                                             MOR-4         X
   Listing of aged accounts payable                                              MOR-5         X
Debtor Questionnaire                                                             MOR-5         X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Steven L. Victor
---------------------------------------    ---------------------
Signature of Debtor                              Date

---------------------------------------    ---------------------
Signature of Joint Debtor                        Date

---------------------------------------    ---------------------
Signature of Authorized Individual*              Date

---------------------------------------    ------------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual

----------
*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                 CASE NO.:       03-13272
                                             REPORTING PERIOD:    February, 2005

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT.)]

                                                               LASALLE BANK
                      ---------------------------------------------------------------------------------------------
                          INVESTMENT ACCOUNT                                      INVESTMENT ACCOUNT
                      Professional Fee Carve Out   ESTATE CHECKING     PAYROLL      Sale Proceeds
FEBRUARY                      8603339105              5800683731     5800683756       8603330591           TOTAL
                      --------------------------   ---------------   ----------   ------------------   ------------
BEGINNING CASH               $2,013,076                $93,214         $12,865        $98,169,517      $100,288,673
CASH - END OF MONTH          $2,014,831                $41,171           8,389        $98,783,705      $100,848,095

NOTES:

Please find the following attached: (i) Bank statement copies for each account listed above (ii) a reconciliation of the Debtor's unrestricted cash balance as of February 28, 2005, and (iii) an excerpt from the Debtors' cash forecast.

In addition to the Debtors' unrestricted bank accounts as of February 28, 2005, Estate funds are escrowed as follows: (i) $.7M as cash collateral for outstanding letters of credit, and (ii) $2.3M for the payment of property taxes and mechanics' liens.

ROUGE INDUSTRIES, INC.                                             CASE NO.:      03-13272
UNRESTRICTED CASH ACTIVITY - LASALLE BANK ACCOUNTS         REPORTING PERIOD:   February, 2005
Month ended February 28, 2005

RII - CHECKING ACCOUNT (ACCT. #5800683731)
   Beginning Balance                                                      $      270,754.39
   Plus
     Receipts
        Funding from LaSalle Investment Account (#8603330591)                    100,000.00
                                                                          -----------------
     Subtotal - Receipts                                                         100,000.00
   Less
     Disbursements
        Willis of Michigan                                                       (50,000.00)
        FTI Consulting                                                           (44,719.00)
        Comerica Bank                                                            (36,467.58)
        Morris, Nichols Arsht & Tunnell                                          (33,688.30)
        Severstal                                                                (21,857.00)
        Clark Hill                                                               (14,674.20)
        Deloitte & Touche                                                        (11,296.00)
        Reed Smith                                                               (10,376.33)
        US Trustee                                                                (5,500.00)
        Frost Brown & Todd                                                        (5,000.00)
        GlodbergKohnBell BlackRosenbloom & Moritz                                 (5,000.00)
        Manning Ventures, Inc.                                                    (5,000.00)
        ShawGussisFishmanGlantzWolfson&Towbin                                     (5,000.00)
        Driggers, Schultz & Herbst                                                (4,602.21)
        ADP                                                                       (2,879.89)
        Micah Hurd                                                                  (436.02)
        HCS Resources                                                               (124.20)
        Social Security Disability Consultants                                       (70.76)
        Unicare                                                                      (61.41)
                                                                          -----------------
        Subtotal - Disbursements                                                (256,752.90)
                                                                          -----------------
   Ending Balance - Bank                                                         114,001.49
     Check Float                                                                 (72,830.28)
                                                                          -----------------
   Ending Balance - Book                                                  $       41,171.21
                                                                          =================

RII - INVESTMENT ACCOUNT (ACCT. #8603330591)
   Beginning Balance                                                      $   98,169,517.28
   Plus
     Congress (LC Refund)                                                        500,000.00
     Preference Settlement                                                       145,371.67
     Interest                                                                     85,783.26
     Transfer from Payroll Account                                                34,000.00
                                                                          -----------------
     Subtotal - Receipts                                                         765,154.93
   Less
     Development Specialists, Inc.                                               (50,967.50)
     Estate Checking Account                                                    (100,000.00)
                                                                          -----------------
     Subtotal - Disbursements                                                   (150,967.50)
                                                                          -----------------
   Ending Balance                                                         $   98,783,704.71
                                                                          =================

RII - ESCROW ACCOUNT PROFESSIONAL FEE CARVE OUT (ACCT. # 8603339105)
   Beginning Balance                                                      $    2,013,076.08
   Plus
     Interest                                                                      1,754.96
                                                                          -----------------
   Ending Balance                                                         $    2,014,831.04
                                                                          =================
RII - PAYROLL ACCOUNT (ACCT: #5800683756)
   Beginning Balance                                                      $       29,645.59
   Plus
     JP Morgan (UAW Reimbursement)                                                29,523.16
   Less
     Transfer to Investment Account                                              (34,000.00)
                                                                          -----------------
   Ending Balance - Bank                                                          25,168.75
     Check Float                                                                 (16,780.25)
                                                                          -----------------
   Ending Balance - Book                                                  $        8,388.50
                                                                          =================

                                                                          -----------------
ENDING BALANCE - UNRESTRICTED CASH                                        $  100,848,095.46
                                                                          =================

The Estate opened a new bank account at LaSalle Bank during the month ended December 31, 2004. The new account will be utilized to make employee related disbursements in pursuant to the terms of the Asset Purchase Agreement ("APA"). 4.

ROUGE INDUSTRIES, INC.
ESTATE CASH FLOW
Forecast as of March 22, 2005

                                                     FEB - DEC      JANUARY      FEBRUARY        MARCH          APRIL
                                                      Actual        Actual        Actual        Forecast       Forecast
                                                   ------------- ------------- ------------- -------------  -------------
Beginning Estate Cash                              $ 113,363,867 $ 100,728,960 $ 100,288,673 $ 100,848,095  $ 100,494,020

Satisfaction of Perfected Liens                    $           - $           - $           - $           -  $           -

Pre-Closing Expenses
   Professional Fees                                      52,906
   Taxes                                                       -        16,780
   Employment Costs Other Than Taxes:                    105,942                                   100,301         10,000
   Severance Costs                                             -
   Other Excluded Liabilities                             91,438         3,316                      50,000
                                                   ------------- ------------- ------------- -------------  -------------
   Subtotal - Pre-Closing Expenses                 $     250,286 $      20,096 $           - $     150,301  $      10,000

Post Closing Administrative Expenses:
   Professional Fees                               $   3,495,322 $     202,396 $      54,176 $     737,526  $     946,801
   Ordinary Course Professionals                         171,582        33,011                      15,000         15,000
   Other Payroll / Support(1)                            790,967       194,100        90,017        86,468         88,000
   Occupancy Costs                                             -                                     3,500          3,500
   Insurance                                             748,250                      50,000             -              -
   Bank Fees                                              59,307                                     7,500          7,500
   Other                                                 143,701         5,500                     175,000         10,000
   Post-Close Benefits for Separated Employees(2)      2,854,242        90,500         8,818       (13,179)         2,500
                                                   ------------- ------------- ------------- -------------  -------------
   Subtotal - Post-Closing Expenses                $   8,263,372 $     525,507 $     203,011 $   1,011,815  $   1,073,301
                                                   ------------- ------------- ------------- -------------  -------------
Total Expenses                                     $   8,513,658 $     545,603 $     203,011 $   1,162,116  $   1,083,301

Cash Inflows
   Cancellation of LCs                                 9,270,000                     500,000       724,000              -
   Transfer of Funded Professional Fee Carve Out       2,000,000
   Return of Returned Check Reserve                      150,000
   Settlement of County Property Taxes / Refunds           6,193
   Preference Actions                                     18,601                     145,372
   Other                                               3,434,893        16,029        29,523
   Interest Income (at .7% per year)                     635,479        89,286        87,538        84,040         83,745
                                                   ------------- ------------- ------------- -------------  -------------
Total Cash Inflows                                 $  15,515,167 $     105,315 $     762,433 $     808,040  $      83,745

Distributions                                                  0
   Bank One                                            8,000,000
   Cleveland-Cliffs                                   11,556,165
   Ford                                                        -
   Reclamation Claimants                                       0
   Unsecured Creditors                                    80,251
                                                   ------------- ------------- ------------- -------------  -------------
Total Distributions                                $  19,636,416 $           - $           - $           -  $           -
                                                   ------------- ------------- ------------- -------------  -------------
ENDING ESTATE CASH                                 $ 100,728,960 $ 100,288,673 $ 100,848,095 $ 100,494,020  $  99,494,464

MEMO
   Cumulative Pmt. of Liabilities Assumed by SNA

Funds by Account
   Investment Account                              $  98,527,233 $  98,169,517 $  98,783,705
   Disbursement Account                                  143,066        93,214        41,171
   Professional Fee Carve-Out Account                  2,011,286     2,013,076     2,014,831
   Payroll Account                                        47,376        12,865         8,389
                                                   ------------- ------------- -------------
                                                   $ 100,728,961 $ 100,288,673 $ 100,848,095
                                                       MAY           JUNE          JULY         AUGUST       SEPTEMBER
                                                     Forecast      Forecast       Forecast     Forecast      Forecast
                                                   ------------- ------------- ------------- ------------- -------------
Beginning Estate Cash                              $  99,494,464 $  99,424,792 $  98,290,143 $  97,688,316 $  97,364,091

Satisfaction of Perfected Liens                    $           - $           - $           - $           - $           -

Pre-Closing Expenses
   Professional Fees
   Taxes
   Employment Costs Other Than Taxes:                     10,000        10,000        10,000             -             -
   Severance Costs
   Other Excluded Liabilities
                                                   ------------- ------------- ------------- ------------- -------------
   Subtotal - Pre-Closing Expenses                 $      10,000 $      10,000 $      10,000 $           - $           -

Post Closing Administrative Expenses:
   Professional Fees                               $     258,710 $     299,090 $     389,875 $     257,210 $     298,090
   Ordinary Course Professionals                          15,000        15,000        15,000        15,000        15,000
   Other Payroll / Support(1)                             88,000        88,000        88,000        88,000        88,000
   Occupancy Costs                                         3,500         3,500         3,500         3,500         3,500
   Insurance                                                   -             -             -             -             -
   Bank Fees                                               7,500         7,500         7,500         7,500         7,500
   Other                                                  10,000        10,000        10,000        10,000        10,000
   Post-Close Benefits for Separated Employees (2)        35,000         2,000       135,288             -             -
                                                   ------------- ------------- ------------- ------------- -------------
   Subtotal - Post-Closing Expenses                $     417,710 $     425,090 $     649,163 $     381,210 $     422,090
                                                   ------------- ------------- ------------- ------------- -------------
Total Expenses                                     $     427,710 $     435,090 $     659,163 $     381,210 $     422,090

Cash Inflows
   Cancellation of LCs                                         -             -             -             -             -
   Transfer of Funded Professional Fee Carve Out
   Return of Returned Check Reserve
   Settlement of County Property Taxes / Refunds         300,000
   Preference Actions
   Other
   Interest Income (at .7% per year)                      58,038        57,998        57,336        56,985        56,796
                                                   ------------- ------------- ------------- ------------- -------------
Total Cash Inflows                                 $     358,038 $      57,998 $      57,336 $      56,985 $      56,796

Distributions
   Bank One
   Cleveland-Cliffs
   Ford
   Reclamation Claimants                                               757,557
   Unsecured Creditors
                                                   ------------- ------------- ------------- ------------- -------------
Total Distributions                                $           - $     757,557 $           - $           - $           -
                                                   ------------- ------------- ------------- ------------- -------------
ENDING ESTATE CASH                                 $  99,424,792 $  98,290,143 $  97,688,316 $  97,364,091 $  96,998,797

MEMO
   Cumulative Pmt. of Liabilities Assumed by SNA

Funds by Account
   Investment Account
   Disbursement Account
   Professional Fee Carve-Out Account
   Payroll Account
                                                      OCTOBER      NOVEMBER      DECEMBER     CUMULATIVE
                                                     Forecast      Forecast      Forecast        TOTAL
                                                   ------------- ------------- ------------- -------------
Beginning Estate Cash                              $  96,998,797 $  96,539,929 $  96,216,034 $ 113,363,867

Satisfaction of Perfected Liens                    $           - $           - $           - $           -

Pre-Closing Expenses
   Professional Fees                                                                                52,906
   Taxes                                                                                            16,780
   Employment Costs Other Than Taxes:                          -             -             -       246,243
   Severance Costs                                                                                       -
   Other Excluded Liabilities                                                                      144,754
                                                   ------------- ------------- ------------- -------------
   Subtotal - Pre-Closing Expenses                 $           - $           - $           - $     460,683

Post Closing Administrative Expenses:
   Professional Fees                               $     391,450 $     256,210 $      44,880 $   7,631,737
   Ordinary Course Professionals                          15,000        15,000        15,000       354,593
   Other Payroll / Support (1)                            88,000        88,000        88,000     1,953,551
   Occupancy Costs                                         3,500         3,500         3,500        35,000
   Insurance                                                   -             -             -       798,250
   Bank Fees                                               7,500         7,500         7,500       134,307
   Other                                                  10,000        10,000        10,000       414,201
   Post-Close Benefits for Separated Employees (2)             -             -             -     3,115,168
                                                   ------------- ------------- ------------- -------------
   Subtotal - Post-Closing Expenses                $     515,450 $     380,210 $     168,880 $  14,436,807
                                                   ------------- ------------- ------------- -------------
Total Expenses                                     $     515,450 $     380,210 $     168,880 $  14,897,491

Cash Inflows
   Cancellation of LCs                                         -             -             -    10,494,000
   Transfer of Funded Professional Fee Carve Out                                                 2,000,000
   Return of Returned Check Reserve                                                                150,000
   Settlement of County Property Taxes / Refunds                                                   306,193
   Preference Actions                                                                              163,973
   Other                                                                                         3,480,446
   Interest Income (at .7% per year)                      56,583        56,315        56,126     1,436,265
                                                   ------------- ------------- ------------- -------------
Total Cash Inflows                                 $      56,583 $      56,315 $      56,126 $  18,030,877

Distributions
   Bank One                                                                                      8,000,000
   Cleveland-Cliffs                                                                             11,556,165
   Ford                                                                                                  -
   Reclamation Claimants                                                                           757,557
   Unsecured Creditors                                                                              80,251
                                                   ------------- ------------- ------------- -------------
Total Distributions                                $           - $           - $           - $  20,393,973
                                                   ------------- ------------- ------------- -------------
ENDING ESTATE CASH                                 $  96,539,929 $  96,216,034 $  96,103,280 $  96,103,280

MEMO
   Cumulative Pmt. of Liabilities Assumed by SNA                                                 9,999,925

Funds by Account
   Investment Account
   Disbursement Account
   Professional Fee Carve-Out Account
   Payroll Account

NOTES

(1) Such amounts paid by the Estate and/or assumed by SeverStal, NA may be subject to further negotiations and/or Court approval.

(2) Budgeted amounts assume that all separated employees are converted to premium-based plans, and that no excessive pipeline claims are incurred for February or March.

Privileged and Confidential              Page 4 of 10

IN RE: ROUGE INDUSTRIES, INC., ET AL                    CASE NO.:    03-13272
                                                REPORTING PERIOD: February, 2005

                      CONSOLIDATING STATEMENT OF OPERATIONS
                                  in $ millions

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                            TOTAL      CUMULATIVE
                                                     RII        RSC      EVELETH    QS STEEL     ADJ.     FEBRUARY   FILING TO DATE
REVENUES
Gross Revenues                                                                                            $  0.000     $ 298.036
Less:  Returns and Allowances                                                                                                  0
                                                   --------   --------   --------   --------   --------   --------     ---------
Net Revenue                                        $  0.000   $  0.000   $  0.000   $  0.000   $  0.000   $  0.000     $ 298.036
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
                                                   --------   --------   --------   --------   --------   --------     ---------
Cost of Goods Sold                                    0.000      0.000      0.000      0.000      0.000      0.000       252.662

Gross Profit                                       $  0.000   $  0.000   $  0.000   $  0.000   $  0.000   $  0.000     $  45.374
OPERATING EXPENSES

Advertising
Auto and Truck Expense

Contributions
Employee Benefits Programs
Insider Compensation*
Insurance                                                                                                                  4.053
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance                                                                                                   28.041
Rent and Lease Expense                                                                                                     4.292
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate                                                                                                        1.663
Taxes - Other
Travel and Entertainment
Utilities                                                                                                                 14.156
Other (attach schedule)                                                                                                   12.726
                                                   --------   --------   --------   --------   --------   --------     ---------
Total Operating Expenses Before Depreciation          0.000      0.000      0.000      0.000      0.000      0.000        64.994
Depreciation/Depletion/Amortization                                                                                        6.342
                                                   --------   --------   --------   --------   --------   --------     ---------
Net Profit (Loss) Before Other Income & Expenses   $  0.000   $  0.000   $  0.000   $  0.000   $  0.000   $  0.000       (25.962)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                                                             0.940
Income from Unconsolidated Subsidiaries                                                                                    1.360
Interest Expense                                                                                                           5.015
Other Expense (attach schedule)                                                                                            0.164
                                                   --------   --------   --------   --------   --------   --------     ---------
Net Profit (Loss) Before Reorganization Items      $  0.000   $  0.000   $  0.000   $  0.000   $  0.000   $  0.000     ($ 28.840)
REORGANIZATION ITEMS
Professional Fees (1)                                                                                                      8.975
Loss from SeverStal Transaction                                                                                          216.216
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash
 from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
                                                   --------   --------   --------   --------   --------   --------     ---------
Net Profit (Loss)                                  $  0.000   $  0.000   $  0.000   $  0.000   $  0.000   $  0.000     ($254.031)
                                                                                                          --------     ---------

*"Insider" is defined in 11 U.S.C. Section 101(31).

NOTES

(1) Net of pre-petition retainers applied.

Subsequent To The Execution Of The Asset Purchase Agreement On January 30, 2004, The Debtor Is No Longer Operating Or Generating Revenues. Accordingly The Debtor
 Did Not Prepare An Income Statement For The Month Ended February 29, 2004, And Does Not Expect To Do So For Future Months. Please See The Attached Estate Cash
              Flow For Further Details Of The Debtors' Operations

                                                                      FORM MOR-2
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                    CASE NO.:    03-13272
                                                REPORTING PERIOD: February, 2005

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET
                                  in $ millions

                                            FEBRUARY, 2005         CUMULATIVE
BREAKDOWN OF "OTHER" CATEGORY                                    FILING TO DATE

OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

             Per agreement with the office of the U.S. trustee, this
                          page left intentionally blank

                                                              FORM MOR-2 (CONT.)
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                    CASE NO.:    03-13272
                                                REPORTING PERIOD: February, 2005

                           CONSOLIDATING BALANCE SHEET
                                  in $ millions

  The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                                             BOOK VALUE @              BOOK VALUE @
                                          ROUGE     ROUGE STEEL  EVELETH                       2/28/05    ADJUSTMENTS   2/28/05
                                        INDUSTRIES    COMPANY    TACONITE  QS STEEL  ADJ.    (DEBTORS)        (1)        (SNA)
                                        ----------  -----------  --------  -------- ------   ------------ ----------- -------------
               ASSETS
CURRENT ASSETS

Unrestricted Cash and Equivalents                   $   100.8                                 $  100.8            -   $   100.8
Restricted Cash and Cash Equivalents                      3.0                                      3.0            -         3.0
Accounts Receivable (Net)                   25.3         56.9                 11.1    (93.1)       0.2          0.1         0.3
Notes Receivable                                                                                   0.0            -           -
Inventories                                                                                        0.0            -           -
Prepaid Expenses                                          0.7                                      0.7          0.2         1.0
Professional Retainers                                                                             0.0            -           -
Other Current Assets (attach schedule)                                                             0.0            -           -
                                         -------   ----------    ------   --------  -------  ---------    ---------   ---------
  TOTAL CURRENT ASSETS                    $ 25.3    $   161.5    $  0.0    $  11.1  ($ 93.1)  $  104.8          0.4   $   105.2

PROPERTY AND EQUIPMENT
Real Property and Improvements                                                                $    0.0            -           -
Machinery and Equipment ("Waste Oxide")                   9.0                                      9.0            -         9.0
Construction in Progress                                                                           0.0            -           -
Leasehold Improvements                                                                             0.0            -           -
Vehicles                                                                                           0.0            -           -
Less Accumulated Depreciation                            (6.0)                                    (6.0)           -        (6.0)
                                         -------   ----------    ------   --------  -------  ---------    ---------   ---------
  TOTAL PROPERTY & EQUIPMENT              $  0.0    $     3.0    $  0.0    $   0.0   $ $0.0   $    3.0    $     0.0         3.0
OTHER ASSETS
Long Term Receivable                                                                               0.0          8.5         8.5
Investment in Unconsolidated
  Subsidiaries                                            9.4       2.2               (11.7)       0.0            -         0.0
Pension Related Assets                                   15.3                                     15.3            -        15.3
                                         -------   ----------    ------   --------  -------  ---------    ---------   ---------
  TOTAL OTHER ASSETS                      $  0.0    $    24.7    $  2.2    $   0.0  ($ 11.7)  $   15.3          8.5        23.8

TOTAL ASSETS                              $ 25.3    $   189.3    $  2.2    $  11.1  ($104.8)  $  123.1          8.9   $   132.0

     LIABILITIES AND OWNER EQUITY
                                                                                             BOOK VALUE @
LIABILITIES NOT SUBJECT TO COMPROMISE                                                          2/28/05
 (Post-Petition)
Accounts Payable                                                                              $    0.0            -   $     0.0
Taxes Payable                                             1.3                                      1.3            -         1.3
Wages Payable                                                                                      0.0            -           -
Accrued Vacation                                                                                   0.0            -           -
Secured Debt / Adequate Protection
 Payments(2)                                              0.9                                      0.9          3.6         4.5
Professional Fees                                                                                  0.0            -           -
Other Postpetition Liabilities
 (attach schedule)                                                                                 0.0            -           -
                                         -------   ----------    ------   --------  -------  ---------    ---------   ---------
  TOTAL POSTPETITION LIABILITIES          $  0.0    $     2.2    $  0.0    $   0.0   $  0.0   $    2.2          3.6         5.8

LIABILITIES SUBJECT TO COMPROMISE
 (Pre-Petition)
Secured Debt                                             75.2                                     75.2            -        75.2
Priority Debt                                             9.1       0.2        0.2                 9.6         (2.8)        6.9
Unsecured Debt                              39.0        302.7       0.0       42.7    (93.1)     291.3         11.3       302.6
                                         -------   ----------    ------   --------  -------  ---------    ---------   ---------
  TOTAL PRE-PETITION LIABILITIES          $ 39.0    $   387.0    $  0.3    $  43.0  ($ 93.1)  $  376.1    $     8.5   $   384.6

  TOTAL LIABILITIES                       $ 39.0    $   389.2    $  0.3    $  43.0  ($ 93.1)  $  378.3         12.1   $   390.4

OWNER EQUITY
Capital Stock                                       $     0.2                                 $    0.2            -         0.2
Additional Paid-In Capital                              130.3                                    130.3            -       130.3
Retained Earnings - Pre-Petition           (13.6)       (59.6)      2.0        8.6               (62.6)           -       (62.6)
Retained Earnings - Post-Petition           (0.1)      (222.9)               (40.5)   (11.7)    (275.1)        (3.2)     (278.3)
Additional Minimum Pension Liability                    (48.0)                                   (48.0)           -       (48.0)
                                         -------   ----------    ------   --------  -------  ---------    ---------   ---------
  NET OWNER EQUITY                       ($ 13.6)  ($   199.9)   $  2.0   ($  31.9) ($ 11.7) ($  255.1)        (3.2)     (258.4)

TOTAL LIABILITIES AND OWNERS' EQUITY      $ 25.3    $   189.3    $  2.2    $  11.1  ($104.8)  $  123.1    $     8.9   $   132.0

NOTES:

Substantially all of the Debtors' assets were acquired on January 30, 2004 by SeverStal N.A. in exchange for cash and other consideration pursuant to the terms of the Asset Purchase Agreement ("APA") The APA was authorized by an order of the Court on December 2, 2003, subsequently amended and executed on January 30, 2004.

(1) Adjustments reflect the cumulative proposed adjustments that would need to be made to the Debtors' books and records in order to conform them to the accrual-based books and records kept by SeverStal N.A. on behalf of the Estate.

(2) Represents accrued interest related to Ford Motor Company's secured claim against the Estate. The Estate reserves the right to dispute the validity of any claim and or security interest brought against the Estate. This accrual does not represent an admission of validity for any claim brought against the Estate.

                                                                      FORM MOR-3
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                    CASE NO.:    03-13272
                                                REPORTING PERIOD: February, 2005

                       BALANCE SHEET - CONTINUATION SHEET
                                  in $ millions

                   ASSETS                                         FEBRUARY, 2005

Other Current Assets

Other Assets

          LIABILITIES AND OWNER EQUITY                            FEBRUARY, 2005

Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

      Per an agreement with the office of the U.S. trustee, this page left intentionally blank.

                                                              FORM MOR-3 (CONT.)
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                    CASE NO.:    03-13272
                                                REPORTING PERIOD: February, 2005

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                                                           FEBRUARY, 2005
                                      ----------------------------------------------------------------------------------------
                                      BEGINNING           AMOUNT                                                      ENDING
                                         TAX            WITHHELD OR         AMOUNT       DATE       CHECK NO.           TAX
                                      LIABILITY           ACCRUED            PAID        PAID         OR EFT         LIABILITY
                                      ---------         -----------        -------       ----       --------         ---------
FEDERAL
Withholding                               0                  0                  0                                          0
FICA-Employee                             0                  0                  0                                          0
FICA-Employer                             0                  0                  0                                          0
Unemployment                              0                  0                  0                                          0
Income                                    0                  0                  0                                          0
                                     ------             ------             ------                                     ------
   Total Federal Taxes               $  0.0             $  0.0             $  0.0                                     $  0.0

STATE AND LOCAL
Withholding                               0                  0                  0                                          0
Sales and Use                             0                  0                  0                                          0
Excise                                    0                  0                  0                                          0
Unemployment                              0                  0                  0                                          0
Real Property                             0                  0                  0                                          0
Income and Franchise
Personal Property                         0                  0                  0                                          0
                                     ------
   Total State and Local                0.0

TOTAL TAXES

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

                                                                NUMBER OF DAYS PAST DUE (@ 1/31/04)
                                                          Current   0-30   31-60  61-90   Over 90   Total
                                                          -------   ----   -----  -----   -------   -----
Accounts Payable
Wages Payable
Taxes Payable                                                1.3                                      1.3
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments                    4.5                                      4.5
Professional Fees
Amounts Due to Insiders*
Other Accruals (workers comp, etc.)
                                                          ------                                    -----
TOTAL POSTPETITION DEBTS                                  $  5.8                                    $ 5.8

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

*"Insider" is defined in 11 U.S.C. Section 101(31).

                 The debtors have timely filed returns and made
              payments for any tax liabilities incurred during the
                             post-petition period.

                                                                      FORM MOR-4
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                    CASE NO.:    03-13272
                                                REPORTING PERIOD: February, 2005

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION                                        02/28/05
Total Accounts Receivable at the beginning of the reporting period          $   -
  + Amounts reclassed during the period                                     $   -
  - Amounts collected during the period                                         -
                                                                            -----
Total Accounts Receivable at the end of the reporting period                $   -

ACCOUNTS RECEIVABLE AGING                                                 02/28/05
 Unbilled amounts (est.) (1)                                                $ 0.2
 0 - 30 days old                                                                -
 31 - 60 days old                                                               -
 61 - 90 days old                                                               -
 91+ days old                                                                   -
                                                                            -----
 Total Accounts Receivable                                                    0.2
   Plus: Reserves for Doubtful Accounts                                         -
                                                                            -----
 Accounts Receivable (Gross)                                                $ 0.2

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                           YES         NO
1.    Have any assets been sold or transferred outside the normal course of
      business this reporting period? If yes, provide an explanation below.                         X

2.    Have any funds been disbursed from any account other than a debtor in
      possession account this reporting period? If yes, provide an explanation                      X
      below.

3.    Have all postpetition tax returns been timely filed? If no, provide an
      explanation below.                                                               X

4.    Are workers compensation, general liability and other necessary insurance
      coverages in effect? If no, provide an expanation below.                         X

NOTES:

1) Ford Motor Company ("FMC") deducted $192,270.79 from trade payments due to the Estate as a result of legal and professional fees incurred by FMC related to the bankruptcy. The Estate charged this amount back to FMC and contends that this amount is a valid receivable to the Estate.

                                                                      FORM MOR-5
                                                                          (9/99)

LASALLE BANK N.A.
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC (312) 904-7272

MONTHLY CLIENT UPDATE

096                                       ENCLOSURE(s)            22
ROUGE INDUSTRIES, INC                     STATEMENT DATE:   02/28/05
DEBTOR IN POSSESSION -DISBURSING ACCOUNT  PAGE 1 OF 1
CASE NO 03-13272                          ACCOUNT NUMBER  5800683731
DSI ATTENTION STEVEN VICTOR
70 W MADISON ST STE 2300
CHICAGO IL 60602-4250

                            5800683731
Statement Period:  02/01/05 - 02/28/05  Beginning Balance:       270,754.39
                                        Deposits and Additions:  100,000.00
                                        Checks/Debits/Fees:      256,752.90
                                        Ending Balance:          114,001.49

CHECKS

DATE        CHECK#   REFERENCE     AMOUNT
--------    ------   ---------    ---------
02/04/05     1193     62020833     2,879.89
02/09/05     1194     22112259    14,674.20
02/03/05     1195     96533352    36,467.58
02/11/05     1196     72205477    11,296.00
02/07/05 *   1198     62200099     4,602.21
02/04/05     1199     62103489    44,719.00
02/09/05     1200     71321575       124.20
02/01/05     1201     39119754    33,688.30
02/09/05     1202     22111374    10,376.33
02/04/05     1203     32001400    12,469.00
02/07/05     1204     24429549        70.76
02/04/05     1205     32128003        61.41
02/08/05     1206     75628783       250.00
02/07/05     1207     44114173       250.00
02/07/05     1208     44114184     5,000.00
02/07/05     1209     44221324       436.02
02/08/05     1210     56914097     5,000.00
02/03/05     1211     08426281     5,000.00
02/08/05     1212     45712187     5,000.00
02/08/05     1213     25600693     9,388.00
02/08/05     1214     37922443     5,000.00
02/14/05     1215     73322879    50,000.00

* Indicates preceding check(s) not processed this statement period (checks could be listed below under Automated Checks) .

OTHER WITHDRAWALS AND DEPOSITS

DATE        DESCRIPTION              WITHDRAWALS    DEPOSITS
02/28/05    INTERNAL TRFR CREDIT                    100,000.00
            REF # 050228008915

DAILY ACCOUNT SUMMARY

DATE       WITHDRAWALS     DEPOSITS     BALANCE
--------   -----------    ----------   ----------
01/31/05                               270,754.39
02/01/05    33,688.30                  237,066.09
02/03/05    41,467.58                  195,598.51
02/04/05    60,129.30                  135,469.21
02/07/05    10,358.99                  125,110.22
02/08/05    24,638.00                  100,472.22
02/09/05    25,174.73                   75,297.49
02/11/05    11,296.00                   64,001.49
02/14/05    50,000.00                   14,001.49
02/28/05                  100,000.00   114,001.49

IMPORTANT  INFORMATION

                                                                End of Statement

LASALLE BANK N.A.
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312) 904-7272

MONTHLY CLIENT UPDATE

096                                       ENCLOSURE(s)             1
ROUGE INDUSTRIES, INC                     STATEMENT DATE:   02/28/05
DEBTOR IN POSSESSION SALES PROCEEDS ACCT  PAGE 1 OF 1
CASE NO 03-13272                          ACCOUNT NUMBER  8603330591
DSI ATTENTION STEVEN VICTOR
70 W MADISON ST STE 2300
CHICAGO IL 60602-4250

INSURED MONEY MARKET:          8603330591
Number of Days This Period:       28 Days Beginning Balance:      98,169,517.28
Avg. Available Balance:     98,399,312.44 Deposits and Additions:    679,371.67
Interest Earned This Year:     173,279.35 Interest Paid:              85,783.26
                                          Checks/Debits/Fees:        150,967.50
                                          Ending Balance:         98,783,704.71

CHECKS

DATE      CHECK #    REFERENCE   AMOUNT      DATE  CHECK #   REFERENCE  AMOUNT
----      -------    ---------  ---------    ----  -------   ---------  ------
02/22/05     2        04324015  50,967.50

* Indicates preceding check(s) not processed this statement period (checks could be listed below under Automated Checks).

OTHER WITHDRAWALS AND DEPOSITS

DATE               DESCRIPTION          WITHDRAWALS      DEPOSITS
--------    --------------------------  -----------     ----------
02/11/05    DEPOSIT                                      30,322.59
02/15/05    INTERNAL TRFR CREDIT                         34,000.00
            REF # 050215003294
02/18/05    WIRE TRANSFER - INCOMING                    500,000.00
            REF # 050218007088
02/23/05    DEPOSIT                                     115,049.08
02/28/05    INTEREST PAID                                85,783.26
02/28/05    INTERNAL TRANSFER-TERMINAL   100,000.00
            REF # 050228008915

DAILY ACCOUNT SUMMARY

DATE           WITHDRAWALS    DEPOSITS        BALANCE
--------       -----------    ----------   -------------
01/31/05                                   98,169,517.28
02/11/O5                       30,322.59   98,199,839.87
02/15/05                       34,000.00   98,233,839.87
02/18/05                      500,000.00   98,733,839.87
02/22/05         50,967.50                 98,682,872.37
O2/23/05                      115,049.08   98,797,921.45
02/28/05        100,000.00     85,783.26   98,783,704.71

IMPORTANT  INFORMATION
                                                                End of Statement

LASALLE BANK N.A.
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312) 904-7272

MONTHLY CLIENT UPDATE

096NA                                    ENCLOSURE(s)             0
ROUGE INDUSTRIES, INC D-I-P              STATEMENT DATE:   02/28/05
PROFESSIONAL FEE CARVE OUT               PAGE 1 OF 1
CASE NO 03-13272                         ACCOUNT NUMBER  8603339105
DSI ATTENTION STEVEN VICTOR
70 W MADISON ST STE 2300
CHICAGO IL 60602-4250

INSURED MONEY MARKET:         8603339105
Number of Days This Period:      28 Days  Beginning Balance:       2,013,076.08
Avg. Available Balance:     2,013,076.08  Deposits and Additions:           .00
Interest Earned This Year:      3,545.28  Interest Paid:               1,754.96
                                          Checks/Debits/Fees:               .00
                                          Ending Balance:          2,014,831.04

OTHER WITHDRAWALS AND DEPOSITS

DATE       DESCRIPTION   WITHDRAWALS   DEPOSITS
02/28/05  INTEREST PAID                1,754.96

DAILY ACCOUNT SUMMARY

DATE         WITHDRAWALS   DEPOSITS    BALANCE
01/31/05                             2,013,076.08
02/28/05                   1,754.96  2,014,831.04

IMPORTANT INFORMATION

                                                                End of Statement

LASALLE BANK N.A.
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312) 904-7272

MONTHLY CLIENT UPDATE

096 NA                                ENCLOSURE (S)             0
ROUGE INDUSTRIES INC DIP              STATEMENT DATE:    02/28/05
DEBTOR IN POSSESSION-PAYROLL ACCOUNT  PAGE 1 OF 1
CASE NO 03-13272                      ACCOUNT NUMBER   5800683756
DSI ATTENTION STEVEN VICTOR
70 W MADISON ST STE 2300
CHICAGO IL 60602-4250

                           5800683756
Statement Period: 02/01/05 - 02/28/05   Beginning Balance:      29,645.59
                                        Deposits and Additions: 29,523.16
                                        Checks/Debits/Fees:     34,000.00
                                        Ending Balance:         25,168.75

OTHER WITHDRAWALS AND DEPOSITS

DATE             DESCRIPTION           WITHDRAWALS   DEPOSITS
02/11/05  DEPOSIT                                    29,523.16
02/15/05  INTERNAL TRANSFER TERMINAL
          REF # 050215003294            34,000.00

DAILY ACCOUNT SUMMARY

DATE              WITHDRAWALS  DEPOSITS      BALANCE
01/31/05                                    29,645.59
02/11/05                       29,523.16    59,168.75
02/15/05           34,000.00                25,168.75

IMPORTANT INFORMATION

                                                                End of Statement